FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 12:-  FAIR VALUE MEASUREMENTS

a.	Recurring fair value measurements:

The fair value of the interest rate swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using interest rate pricing models and observable inputs.

The fair value of the currency swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using currency rate pricing models and observable inputs.

As of December 31, 2020 the Company has a currency rate swap agreements for Optibase Series A bonds, the fair value of the currency rate swap consisted of an assets of $ 332.

As of December 31, 2021, the Company had no hedging instruments.

b.	Valuation methods:

In accordance with ASC 820, the Company measures its interest rate swap derivative instruments at fair value using the market approach valuation technique. The fair value of interest rate swap derivative instruments is classified within Level 2 value hierarchy, as the valuation inputs are based on quoted prices.